                               EXHIBIT INDEX



  Exhibit Number       Description

     99                BankAmerica Corporation press release
                       dated July 19, 1995 titled "BankAmerica
                       Second Quarter Earnings."













  4063959

                                                                Exhibit  99
  [BankAmerica Corporation logo appears here]

  BankAmerica Corporation                                              News

                                                               For release:



  Contact:       Peter Magnani
                 (415) 953-2418

                   BANKAMERICA SECOND QUARTER EARNINGS

       SAN FRANCISCO, July 19, 1995 -- BankAmerica Corporation (BAC) today reported second-quarter 1995 earnings per share of $1.56, an increase of 17 percent from $1.33 for the same period a year ago. Net income for the second quarter of 1995 was $645 million, up 23 percent from the second quarter of 1994. The return on average common equity for the second quarter of 1995 was 14.30 percent, an increase of 98 basis points from the same period in 1994.

       BAC's earnings per share for the first six months of 1995 were $3.03, based on year-to-date net income of $1,256 million, while earnings per share for the first six months of 1994 were $2.59, based on year-to-date net income of $1,038 million.

       "We're very pleased with second quarter results," Richard M. Rosenberg, Chairman and Chief Executive Officer said. "As with the first quarter, we continued to show earnings momentum and to increase both earnings per common share and return on common equity. The rate of loan growth also increased during the second quarter, reflecting continued strength in a number of our diverse businesses and geographic locations. Average loans were up 3.4 percent from the previous quarter."

  FINANCIAL HIGHLIGHTS
  --------------------
       . Net interest income was up $291 million, or 16 percent, from the amount reported for the second quarter of 1994. This increase resulted from growth in average loans, including the effects of the acquisition of Continental Bank Corporation, and from an improvement in the net interest margin. BAC's net interest margin for the second quarter of 1995 was 4.54 percent, up 5 basis points from the same period a year ago.

       . Noninterest income increased $123 million from the second quarter of 1994. Total fees and commissions increased $117 million from the comparable period in 1994 primarily due to higher loan syndication volume, an increase in the number of commercial deposit accounts, and expanded mortgage servicing activities. In addition, venture capital activities and trading income increased $71 million and $42 million, respectively. These increases were partially offset by a $103 million decline in other income, which was largely due to a decrease in income from assets pending disposition and a reduction of BAC's investment in an equity affiliate.

                                     - more -

       . Noninterest expense increased $64 million from the previous quarter primarily due to growth in performance-based pay, advertising expenses, occupancy expenses, and contributions made to the BankAmerica Foundation. Noninterest expense increased $235 million from the same period a year ago.

       . In connection with its previously announced stock repurchase program, BAC repurchased 4.0 million shares of its common stock during the second quarter of 1995 at an average per-share price of $52.41. These shares were repurchased on the open market over 30 trading days and represented approximately 11 percent of the total volume of BAC common stock traded on those days. Year-to-date repurchases in accordance with this plan totaled 9.6 million shares at an average per-share price of $49.45.

       . During the second quarter of 1995, all outstanding shares of BAC's 6 1/2% Cumulative Convertible Preferred Stock, Series G were redeemed or converted to common stock. Approximately
           99 percent of the preferred shares outstanding were converted to 5.4 million shares of common stock, while the remaining shares were redeemed.


                          (end of text, tables follow)

                    BankAmerica Corporation and Subsidiaries
                             Financial Highlights


  BankAmerica Corporation's (BAC) financial information set forth in the following tables reflects the effects of the merger with Continental Bank Corporation subsequent to its consummation on August 31, 1994.


                                  Table 1
                  Summary of Results and Statistical Data

                                             Second     First       Second
    (dollar amounts in millions,            Quarter   Quarter      Quarter
    except per share data)                     1995      1995         1994
                                            -------   -------      -------
 1  Net income                                $ 645     $ 611        $ 525
 2  Earnings per common and common
      equivalent share                         1.56      1.46         1.33
 3  Earnings per common share -
      assuming full dilution                   1.55      1.45         1.32

    Rate of return (based
      on net income) on:
 4    Average total assets                     1.13%     1.14%        1.08%
 5    Average common equity                   14.30     13.86        13.32
 6  Net interest margin/a/                     4.54      4.55         4.49

 7  Full-time-equivalent staff
      at period end (in thousands)             80.3      81.2         77.1
 8  Employees at period
      end (in thousands)                       95.8      97.5         93.6

                                                          Six Months Ended
                                                                   June 30
                                                      --------------------
                                                         1995         1994
                                                      -------      -------
  9   Net income                                       $1,256       $1,038
 10   Earnings per common and common
        equivalent share                                 3.03         2.59
 11   Earnings per common share -
        assuming full dilution                           3.00         2.58

      Rate of return (based
         on net income) on:
 12      Average total assets                            1.13%        1.07%
 13      Average common equity                          14.09        13.21
 14   Net interest margin/a/                             4.54         4.47

- ------------------------------------------------------------------------
  /a/ The net interest margin is computed on a taxable-equivalent basis. The taxable-equivalent basis adjustments to net interest income were $7 million, $6 million, and $5 million for the second quarter of 1995, the first quarter of 1995, and the second quarter of 1994, respectively, and $13 million and $11 million for the six-month periods ended June 30, 1995 and 1994, respectively.

                   BankAmerica Corporation and Subsidiaries
                          Financial Highlights


                                 Table 2
                          Stock and Capital Data

     (dollar amounts in millions,            June 30    March 31    June 30
     except per share data)                     1995        1995       1994
                                            --------   ---------   --------
  1  Book value per common share              $45.38      $43.72     $40.69
     Common stock cash dividends:
  2    Quarter ended                             172         172        139
  3    Year-to-date                              344         172        282
     Preferred stock cash dividends:
  4    Quarter ended                              56          62         61
  5    Year-to-date                              118          62        121
  6  Number of common shares out-
       standing (in thousands)               372,336     369,543    346,909
     Average number of common and common
       equivalent shares outstanding
       (in thousands):
   7   Quarter ended                         376,213     375,084    349,721
   8   Year-to-date                          375,649     375,084    353,645
     Average number of common shares
       outstanding - assuming full
       dilution (in thousands):
   9   Quarter ended                         379,182     381,141    355,201
  10   Year-to-date                          380,162     381,141    359,125
  11 Common equity to total assets              7.46%       7.24%      7.14%
  12 Total risk-based capital ratio/a/         11.40/b/    11.69      12.05
  13 Tier 1 risk-based capital ratio/a/         7.20/b/     7.33       7.50
  14 Total risk-based capital/a/            $ 22,624/b/ $ 22,265   $ 19,540
  15 Risk weighted assets/a/                 198,966/b/  190,402    162,216
  16 Tier 1 risk-based capital/a/             14,280/b/   13,951     12,161

 --------------------------------------------------------------------------
  /a/   The Federal Reserve has issued final capital regulations on the adoption of Statement of Financial Accounting Standards
        No. 109, "Accounting for Income Taxes," which became effective April 1, 1995. All periods presented reflect these new regulations.
  /b/   Amounts are preliminary.

  ==========================================================================


                                  Table 3
                 Selected Average Balance Sheet Components

                                             Second       First     Second
                                            Quarter     Quarter    Quarter
     (in millions)                             1995        1995       1994
                                            -------     -------    -------
  1  Loans                                 $145,870    $141,050   $123,313
  2  Earning assets                         188,046     181,296    163,922
  3  Total assets                           228,771     217,744    195,619
  4  Deposits                               153,761     149,902    141,478
  5  Interest-bearing liabilities           156,209     150,043    134,255
  6  Common equity                           16,523      16,070     13,984
  7  Total equity                            19,470      19,138     16,963

                 BankAmerica Corporation and Subsidiaries
                          Financial Highlights

                                 Table 4
                             Business Sectors

                                            Six Months Ended June 30, 1995/a/
                                ------------------------------------------
      (dollar amounts                                      Return
      in billions except                Average   Average      on  Expense
      for net income, which        Net    Total     Total  Common       to
      is in millions)           Income   Assets  Deposits  Equity  Revenue/b/
                                ------  -------  --------  ------  -------
  1   Consumer banking          $  523     $ 69      $ 74   18.54%   57.38%
  2   U.S. Corporate and
        international banking      455       84        34   13.70    54.27
  3   Commercial real estate       184        9         1   42.74    19.84
  4   Middle market banking        147       17         7   30.61    45.63
  5   Private banking and
        investment services         28        4         6   17.12    76.75
  6   Non-California banks/c/       56       24        23    6.43    79.33
  7   Other                       (137)      16         7  (20.46)  203.05
                                ------     ----      ----
  8     Total                    1,256     $223      $152   14.09%   59.73%
                                ======     ====      ====
                                             Six Months Ended June 30, 1994/a/
                                -------------------------------------------
                                                            Return
                                        Average    Average      on  Expense
                                   Net    Total      Total  Common       to
                                Income   Assets   Deposits  Equity  Revenue/b/
                                ------   ------   --------  ------  -------
  9   Consumer banking          $  345     $ 64       $ 77   12.52%    59.45%
 10   U.S. Corporate and
       international banking       352       63         24   13.88     53.56
 11   Commercial real estate       198        9          2   42.93     19.02
 12   Middle market banking        104       13          6   29.41     52.12
 13   Private banking and
       investment services         (11)       3          5   (9.12)   106.17
 14   Non-California banks/c/       14       24         24    0.24     84.64
 15   Other                         36       19          3    3.98     55.80
                                ------     ----       ----
 16     Total                   $1,038     $195       $141   13.21%    60.07%
                                ======     ====       ====

 ---------------------------------------------------------------------------
 /a/ Amounts are preliminary. For comparability purposes, both 1995 and 1994 amounts reflect BAC's business-sector allocation methodologies at June 30, 1995.
 /b/ Excludes net other real estate owned expense and amortization of intangibles.
 /c/ Excludes Seafirst Corporation and Bank of America Illinois, which are reflected within the applicable business sectors.

               BankAmerica Corporation and Subsidiaries
                         Financial Highlights


                                  Table 5
                      Trading Income and Net Interest
                           Income by Function

                                            Second       First      Second
                                           Quarter     Quarter     Quarter
     (in millions)                            1995/a/     1995        1994
                                           -------     -------     -------
     Trading income:
  1    Interest rate                         $  9         $ 25        $ 15
  2    Foreign exchange                        80           83          73
  3    Debt instruments                        62           21          21
                                             ----         ----        ----
  4       Total trading income               $151         $129        $109
                                             ====         ====        ====
     Net interest income/b/:
  5    Interest rate                         $  2         $  3        $ (3)
  6    Foreign exchange                         7            2           3
  7    Debt instruments                        49           28          23
                                             ----         ----        ----
  8      Total net interest income           $ 58         $ 33        $ 23
                                             ====         ====        ====

                                                          Six Months Ended
                                                                   June 30
                                                        ------------------
                                                          1995/a/     1994
                                                        ------      ------
    Trading income:
  9   Interest rate                                       $ 34        $ 29
 10   Foreign exchange                                     163         131
 11   Debt instruments                                      83          23
                                                          ----        ----
 12     Total trading income                              $280        $183
                                                          ====        ====
     Net interest income/b/:
 13    Interest rate                                      $  5        $ (3)
 14    Foreign exchange                                      9           3
 15    Debt instruments                                     77          39
                                                          ----        ----
 16      Total net interest income                        $ 91        $ 39
                                                          ====        ====
 -------------------------------------------------------------------------

  /a/   Detailed breakouts of total amounts are preliminary.
  /b/ Represents the net interest revenue and expense associated with these contracts.

                BankAmerica Corporation and Subsidiaries
                           Financial Highlights


                                  Table 6
                             Loan Outstandings


                                               June 30   March 31   June 30
     (in millions)                                1995       1995      1994
                                              --------   --------  --------
     Domestic
     Consumer:
  1    Residential first mortgages            $ 35,564   $ 34,791  $ 31,784
  2    Residential junior mortgages             14,072     13,808    13,280
  3    Other installment                        11,819     10,989     9,439
  4    Credit card                               8,237      7,757     7,169
  5    Other individual lines of credit          1,811      1,691     1,806
  6    Other                                       305        409       224
                                              --------   --------  --------
  7        Total consumer                       71,808     69,445    63,702

     Commercial:
  8    Commercial and industrial                31,436     30,481    21,815
  9    Loans secured by real estate             10,717     10,504     9,131
 10    Construction and development
         loans secured by real estate            3,308      3,526     3,742
 11    Financial institutions                    2,520      2,211     1,340
 12    Agricultural                              1,607      1,658     1,605
 13    Lease financing                           1,840      1,786     1,678
 14    Loans for purchasing or carrying
         securities                              1,383      1,348     1,683
 15    Other                                     1,569      1,639     1,465
                                              --------   --------  --------
 16      Total commercial                       54,380     53,153    42,459
                                              --------   --------  --------
 17        Total domestic loans                126,188    122,598   106,161

     Foreign
 18  Commercial and industrial                  14,948     14,417    12,388
 19  Banks and other financial
       institutions                              2,941      2,871     2,206
 20  Governments and official
       institutions                              1,131        866       862
 21  Other                                       3,558      3,407     3,257
                                              --------   --------  --------
 22      Total foreign loans                    22,578     21,561    18,713
                                              --------   --------  --------
 23          Total Loans                      $148,766   $144,159  $124,874
                                              ========   ========  ========

               BankAmerica Corporation and Subsidiaries
                           Financial Highlights

                                  Table 7
                       Selected Credit Quality Data

                                             June 30    March 31    June 30
     (dollar amounts in millions)               1995        1995       1994
                                             -------    --------    -------
     Nonaccrual assets:
  1    Construction and development
         loans secured by real estate         $  418      $  549     $  724
  2    Commercial and industrial                 645         470        311
  3    Commercial loans secured by real
         estate                                  336         341        588
  4    Consumer                                  381         386        424
  5    Foreign                                   182         189        175
                                              ------      ------     ------
  6        Total nonaccrual assets            $1,962/a/   $1,935/a/  $2,222
                                              ======      ======     ======
  7  Restructured loans                       $   99      $  109     $  139
  8  Loans past due 90 days or more
       and still accruing interest/b/            459         369        498
  9  Other real estate owned                     485         559        472
 10  Allowance for credit losses to
       total loans                              2.48%       2.58%      2.73%
 11  Allowance for credit losses to
       total nonaccrual assets                188.33      192.50     153.67
     Annualized ratio of net credit
       losses to average total loan
       outstandings:
 12      Quarter ended                          0.36        0.22       0.50
 13      Year-to-date                           0.29        0.22       0.54

 --------------------------------------------------------------------------
  /a/ Includes $1.6 billion and $1.5 billion at June 30, 1995 and March 31,
      1995, respectively, of impaired loans that are accounted for in accordance with Statement of Financial Accounting Standards No.
      114, "Accounting by Creditors for Impairment of a Loan," as amended, which BAC adopted effective January 1, 1995.

  /b/ Includes consumer loans of $321 million, $289 million, and $260 million at June 30, 1995, March 31, 1995, and June 30, 1994, respectively.

 =========================================================================

                                  Table 8
                  Analysis of Change in Nonaccrual Assets

                                                     Second        First
                                                    Quarter      Quarter
      (in millions)                                   1995         1995
                                                    -------      -------

  1   Balance, beginning of period                   $1,935       $2,080

      Additions:
  2     Loans placed on nonaccrual status               333          175

      Deductions:
  3     Sales                                            (1)          (5)
  4     Restored to accrual status                      (86)         (92)
  5     Foreclosures                                    (11)         (15)
  6     Charge-offs                                     (42)         (19)
  7     Other, primarily payments                      (166)        (189)
                                                     ------       ------
  8       Balance, End of Period                     $1,962       $1,935
                                                     ======       ======

              BankAmerica Corporation and Subsidiaries
                          Financial Highlights

                                 Table 9
                       Net Credit Losses (Recoveries)

                                            Second       First      Second
                                           Quarter     Quarter     Quarter
     (in millions)                            1995        1995        1994
                                           -------     -------     -------
     Domestic consumer:
  1    Residential first mortgages            $ 10        $ 14        $ 13
  2    Residential junior mortgages             14          13          18
  3    Credit card                              87          74          85
  4    Other consumer                           35          35          36
     Domestic commercial:
  5    Commercial and industrial                 4         (14)         (3)
  6    Loans secured by real estate             20           6          14
  7    Construction and development
         loans secured by real estate           (3)          3          (6)
  8    Financial institutions, agricultural,
         and lease financing                    (3)         (2)         (3)
                                              ----        ----        ----
  9        Total domestic                      164         129         154
 10  Foreign                                   (34)        (52)          0
                                              ----        ----         ---

 11          Total Net Credit Losses          $130        $ 77        $154
                                              ====        ====        ====

                 BankAmerica Corporation and Subsidiaries
                   Consolidated Statement of Operations

                                              Second       First     Second
                                             Quarter     Quarter    Quarter
     (in millions)                              1995        1995       1994
                                             -------     -------    -------
     Interest Income
  1  Loans, including fees                    $3,172      $3,004     $2,294
  2  Interest-bearing deposits in banks          120         112         74
  3  Federal funds sold                            9           8         15
  4  Securities purchased under
       resale agreements                         176         135         89
  5  Trading account assets                      189         163        122
  6  Available-for-sale and held-to-
       maturity securities                       323         314        345
                                              ------      ------     ------
  7      Total interest income                 3,989       3,736      2,939

     Interest Expense
  8  Deposits                                  1,240       1,114        753
  9  Federal funds purchased                      30          39          3
 10  Securities sold under repurchase
       agreements                                150         130         97
 11  Other short-term borrowings                 168         132         59
 12  Long-term debt                              266         264        185
 13  Subordinated capital notes                   12          11         10
                                              ------      ------     ------
 14      Total interest expense                1,866       1,690      1,107
                                              ------      ------     ------
 15      Net interest income                   2,123       2,046      1,832
 16  Provision for credit losses                 100         100        125
                                              ------      ------     ------
 17      Net interest income after
           provision for credit losses         2,023       1,946      1,707

     Noninterest Income
 18  Deposit account fees                        323         317        290
 19  Credit card fees                             74          75         82
 20  Trust fees                                   78          78         66
 21  Other fees and commissions                  342         300        262
 22  Trading income                              151         129        109
 23  Net gain on available-for-sale
       securities                                  9           1          7
 24  Net gain on sales of assets                  14           1         20
 25  Venture capital activities                  103          87         32
 26  Other income                                 44         105        147
                                              ------      ------     ------
 27      Total noninterest income              1,138       1,093      1,015

     Noninterest Expense
 28  Salaries                                    842         809        700
 29  Employee benefits                           183         193        180
 30  Occupancy                                   182         173        167
 31  Equipment                                   165         159        138
 32  Amortization of intangibles                 110         109         99
 33  Communications                               91          86         80
 34  Regulatory fees and related expenses         74          72         72
 35  Professional services                        76          69         53
 36  Other expense                               330         319        329
                                              ------      ------     ------
 37      Total noninterest expense             2,053       1,989      1,818
                                              ------      ------     ------
 38        Income before income taxes          1,108       1,050        904
 39  Provision for income taxes                  463         439        379
                                              ------      ------     ------
 40           Net Income                      $  645      $  611     $  525
                                              ======      ======     ======

                 BankAmerica Corporation and Subsidiaries
                   Consolidated Statement of Operations

                                                        Six Months Ended
                                                                 June 30
                                                        ----------------
     (in millions)                                        1995      1994
                                                        ------    ------
     Interest Income
  1  Loans, including fees                              $6,176    $4,500
  2  Interest-bearing deposits in banks                    232       130
  3  Federal funds sold                                     17        28
  4  Securities purchased under
       resale agreements                                   311       161
  5  Trading account assets                                352       233
  6  Available-for-sale and held-to-
       maturity securities                                 637       700
                                                        ------    ------
  7      Total interest income                           7,725     5,752

      Interest Expense
  8   Deposits                                           2,354     1,450
  9   Federal funds purchased                               69         6
 10   Securities sold under repurchase
       agreements                                          280       176
 11   Other short-term borrowings                          300       120
 12   Long-term debt                                       530       354
 13   Subordinated capital notes                            23        20
                                                        ------    ------
 14      Total interest expense                          3,556     2,126
                                                        ------    ------
 15      Net interest income                             4,169     3,626
 16   Provision for credit losses                          200       250
                                                        ------    ------
 17      Net interest income after
           provision for credit losses                   3,969     3,376

      Noninterest Income
 18   Deposit account fees                                 640       584
 19   Credit card fees                                     149       161
 20   Trust fees                                           156       133
 21   Other fees and commissions                           642       528
 22   Trading income                                       280       183
 23   Net gain on available-for-sale
        securities                                          10        27
 24   Net gain on sales of assets                           15        65
 25   Venture capital activities                           190        63
 26   Other income                                         149       271
                                                        ------    ------
 27        Total noninterest income                      2,231     2,015

      Noninterest Expense
 28   Salaries                                           1,651     1,410
 29   Employee benefits                                    376       338
 30   Occupancy                                            355       332
 31   Equipment                                            324       284
 32   Amortization of intangibles                          219       204
 33   Communications                                       177       158
 34   Regulatory fees and related expenses                 146       142
 35   Professional services                                145       111
 36   Other expense                                        649       620
                                                        ------    ------
 37        Total noninterest expense                     4,042     3,599
                                                        ------    ------
 38           Income before income taxes                 2,158     1,792
 39   Provision for income taxes                           902       754
                                                        ------    ------
 40           Net Income                                $1,256    $1,038
                                                        ======    ======

                  BankAmerica Corporation and Subsidiaries
                         Consolidated Balance Sheet

                                           June 30    March 31     June 30
    (in millions)                             1995        1995        1994
                                          --------    --------    --------
     Assets
  1  Cash and due from banks               $12,656    $ 12,404    $ 10,137
  2  Interest-bearing deposits in banks      5,620       6,122       4,707
  3  Federal funds sold                        467         793       2,758
  4  Securities purchased under resale
       agreements                            6,131       5,969       4,933
  5  Trading account assets                  8,133       7,941       5,714
  6  Available-for-sale securities           9,868       9,268       8,938
  7  Held-to-maturity securities             7,186       7,335      11,734

  8  Loans                                 148,766     144,159     124,874
  9  Less: Allowance for credit losses       3,695       3,725       3,414
                                          --------    --------    --------
 10    Net loans                           145,071     140,434     121,460
 11  Customers' acceptance liability         2,076       1,977         935
 12  Accrued interest receivable             1,335       1,371       1,097
 13  Goodwill, net                           4,303       4,323       3,886
 14  Identifiable intangibles, net           2,172       2,176       2,078
 15  Unrealized gains on off-balance-
       sheet instruments                     9,323      11,577       8,650
 16  Premises and equipment, net             4,009       3,973       3,705
 17  Other assets                            8,249       7,525       6,811
                                          --------    --------    --------
 18      Total Assets                     $226,599    $223,188    $197,543
                                          ========    ========    ========
     Liabilities & Stockholders' Equity
     Deposits in domestic offices:
 19    Interest-bearing                   $ 85,573    $ 87,140    $ 86,568
 20    Noninterest-bearing                  34,458      32,712      31,009
     Deposits in foreign offices:
 21    Interest-bearing                     33,985      30,718      22,898
 22    Noninterest-bearing                   1,764       1,698       1,560
                                          --------    --------    --------
 23      Total deposits                    155,780     152,268     142,035
 24  Federal funds purchased                 2,274       2,174         223
 25  Securities sold under repurchase
       agreements                            5,833       6,570       6,332
 26  Other short-term borrowings             9,730       8,500       3,537
 27  Acceptances outstanding                 2,076       1,977         935
 28  Accrued interest payable                  706         739         550
 29  Unrealized losses on off-balance-
       sheet instruments                     9,939      11,848       8,727
 30  Other liabilities                       4,563       4,435       3,894
 31  Long-term debt                         15,473      14,846      13,611
 32  Subordinated capital notes                605         605         606
                                          --------    --------    --------
 33      Total liabilities                 206,979     203,962     180,450

     Stockholders' Equity
 34  Preferred stock                         2,723       3,068       2,979
 35  Common stock                              598         587         561
 36  Additional paid-in capital              8,213       7,912       7,150
 37  Retained earnings                       8,663       8,230       7,131
 38  Net unrealized loss on available-
       for-sale securities                     (69)       (275)       (210)
 39  Common stock in treasury, at cost        (508)       (296)       (518)
                                          --------    --------    --------
 40      Total stockholders' equity         19,620      19,226      17,093
                                          --------    --------    --------
 41         Total Liabilities and
              Stockholders' Equity        $226,599    $223,188    $197,543
                                          ========    ========    ========

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